Exhibit 99.3

NGL ENERGY PARTNERS LP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

Introduction

The following represents the unaudited pro forma condensed consolidated statements of operations of NGL Energy Partners LP (“we”, “us”, “our”, “NGL” or “the Partnership”) for the year ended March 31, 2013 and the six months ended September 30, 2013. The accompanying unaudited condensed consolidated financial statements give pro forma effect to a number of transactions, which are summarized below:

•                 On December 2, 2013, we completed a business combination with Gavilon, LLC whereby we acquired all of Gavilon’s energy businesses (“Gavilon Energy”). We paid $832.4 million of cash, net of cash acquired, in exchange for these assets and operations. The acquisition agreement also contemplates a post-closing adjustment to the purchase price for certain working capital items.

•                 On December 2, 2013, we issued and sold 8,110,848 common units in a private placement. We received net proceeds of approximately $235.1 million from the sale of these common units.

•                 On November 5, 2013, we entered into an amendment to our revolving credit agreement (the “Credit Agreement”) that increased the capacity under the facility to $1.671 billion.

•                 On October 16, 2013, we issued $450.0 million of senior unsecured notes (the “Unsecured Notes”) in a private placement. We received net proceeds of approximately $438.4 million, after the initial purchasers’ discount of $10.1 million and estimated offering costs of $1.5 million.

•                 On September 25, 2013, we completed a public offering of 4,100,000 common units. We received net proceeds of approximately $127.7 million.

•                 On August 1, 2013, we acquired all of the membership interests in seven entities (collectively, the “OWL Entities”) affiliated with Oilfield Water Lines, LP, whereby we acquired water disposal and transportation assets in Texas. We issued 2,463,287 common units, valued at $68.6 million, and paid $167.7 million of cash, net of cash acquired, in exchange for the assets and operations of the OWL Entities. The agreement also contemplates a post-closing payment for certain working capital items. The agreements with the former owners of the OWL Entities include a provision whereby the purchase price may be increased if certain performance targets are achieved. The maximum potential increase to the purchase price under this provision is $60 million. The acquired entities included three entities that Oilfield Water Lines, LP (“OWL LP”) acquired during 2012, which were High Roller Wells Pearsall SWD No. 1, Ltd. (“Pearsall”), High Roller Wells Karnes SWD No. 1, Ltd. (“Karnes”), and Lotus Oilfield Services, LLC (“Lotus”).

•                 On July 5, 2013, we completed a public offering of 10,350,000 common units. We received net proceeds of approximately $287.5 million.

•                 On December 31, 2012, we entered into a Sale Agreement (the “Sale Agreement”) with Third Coast Towing, LLC (“Third Coast”) and the former owners of Third Coast (the “Selling Members”) pursuant to which we acquired all of the limited liability company membership interests of Third Coast in exchange for $43.0 million in cash.

•                 On December 31, 2012, we entered into a Call Agreement (the “Third Coast Call Agreement”) with the Selling Members pursuant to which the Selling Members agreed to purchase at least $8.0 million (or at their option, up to $10.0 million) of common units of the Partnership at an agreed value of $23.21 per unit in a private placement. On January 11, 2013, the Selling Members purchased 344,680 common units pursuant to the Third Coast Call Agreement.

•                 On November 2, 2012, we completed an acquisition of Pecos Gathering & Marketing, L.L.C. and its affiliated companies Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, and Striker Oilfield Services, LLC (collectively, “Pecos”) pursuant to an Equity Purchase Agreement (the “Equity Purchase

Agreement”) with Pecos and the owners of Pecos. We acquired all of the limited liability company membership interests of Pecos in exchange for approximately $132.4 million of cash, net of cash acquired, which included payments made to the selling owners and payments made to retire certain liabilities of Pecos.

•                 In connection with the closing of the acquisition of Pecos, we entered into a Call Agreement (the “Pecos Call Agreement”) with the former owners of Pecos (the “Call Parties”) pursuant to which the Call Parties agreed to purchase at least $45.0 million (or at their option, up to $60.0 million) of common units of the Partnership in a private placement following the consummation of the Pecos acquisition. On November 12, 2012, the Call Parties purchased 1,834,414 common units for an aggregate call price of $45.0 million pursuant to the Pecos Call Agreement.

•                 On June 19, 2012, we completed a business combination with High Sierra Energy, LP and High Sierra Energy GP, LLC (collectively, “High Sierra”). We paid $91.8 million of cash, net of cash acquired, and issued 18,018,468 common units to acquire High Sierra Energy, LP. We also paid $97.4 million of cash to retire long-term debt of High Sierra Energy, LP and to settle certain other of High Sierra Energy, LP’s obligations. Our general partner acquired High Sierra Energy GP, LLC by paying $50.0 million of cash and issuing equity. Our general partner then contributed its ownership interests in High Sierra Energy GP, LLC to us, in return for which we paid our general partner $50.0 million of cash and issued 2,685,042 common units to our general partner.

•                 On June 19, 2012, we entered into the Credit Agreement with a syndicate of banks. Also on June 19, 2012, we entered into a Note Purchase Agreement whereby we issued $250 million of notes payable in a private placement (the “Senior Notes”).

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2013 gives pro forma effect to the following, as if such transactions had occurred on April 1, 2012:

•                 Our business combination with Gavilon Energy;

•                 Our sale of common units in December 2013 in a private placement;

•                 The amendment of our Credit Agreement in November 2013;

•                 Our issuance of senior unsecured notes on October 2013;

•                 Our sale of common units in September 2013 in a public offering;

•                 Our business combination with the OWL Entities;

•                 The sale of common units in a public offering in July 2013;

•                 Our business combination with Third Coast;

•                 The sale of common units pursuant to the Third Coast Call Agreement;

•                 Our business combination with Pecos;

•                 The sale of common units pursuant to the Pecos Call Agreement;

•                 Our business combination with High Sierra;

•                 Our entry into the Credit Agreement in June 2012; and

•                 Our issuance of Senior Notes in June 2012.

The accompanying unaudited pro forma condensed consolidated statement of operations for the six months ended September 30, 2013 gives pro forma effect to the following, as if such transactions (in each case, as described in more detail above) had occurred on April 1, 2012:

•                 Our business combination with Gavilon Energy;

•                 Our sale of common units in December 2013 in a private placement;

•                 The amendment of our Credit Agreement in November 2013;

•                 Our issuance of senior unsecured notes on October 2013;

•                 Our sale of common units in September 2013 in a public offering;

•                 Our business combination with the OWL Entities; and

•                 The sale of common units in a public offering in July 2013.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and should be read in conjunction with the following:

•                 The audited historical financial statements of NGL Energy Partners LP included in our Annual Report on Form 10-K for the year ended March 31, 2013;

•                 The unaudited historical financial statements of NGL Energy Partners LP included in our Quarterly Reports on Form 10-Q for the three-month periods ended June 30, 2013, September 30, 2013 and December 31, 2013;

•                 The audited and unaudited financial statements of Gavilon Energy included in this Current Report on Form 8-K/A;

•                 The audited and unaudited consolidated financial statements of Oilfield Water Lines, LP included in our Current Report on Form 8-K/A filed on October 17, 2013;

•                 The audited and unaudited financial statements of High Roller Wells Pearsall SWD No. 1, Ltd. included in our Current Report on Form 8-K/A filed on October 17, 2013;

•                 The audited and unaudited financial statements of High Roller Wells Karnes SWD No. 1, Ltd. included in our Current Report on Form 8-K/A filed on October 17, 2013;

•                 The audited and unaudited financial statements of Lotus Oilfield Services, LLC included in our Current Report on Form 8-K/A filed on October 17, 2013;

•                 The audited and unaudited historical financial statements of Third Coast Towing, LLC included in our Current Report on Form 8-K/A filed on March 13, 2013;

•                 The audited and unaudited historical financial statements of Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, Toro Operating Company, Inc., and Striker Oilfield Services, LLC included in our current report on Form 8-K/A filed on January 18, 2013; and

•                 The audited and unaudited historical financial statements of High Sierra Energy GP, LLC included in our Current Report on Form 8-K/A filed on September 4, 2012.

The following unaudited pro forma condensed consolidated statements of operations are based on certain assumptions and do not purport to be indicative of the results that actually would have been achieved if the events described above had occurred on the dates indicated. Moreover, they do not project NGL’s results of operations for any future date or period.

Gavilon Energy historically conducted trading operations, whereas NGL operates as a logistics business. Gavilon Energy’s historical results of operations were subject to more volatility as a result of the trading operations than we would expect future results of operations to have under NGL’s business model. In the accompanying pro forma condensed consolidated statements of operations, no pro forma effect was given to the change in business model from a trading business to a logistics business.

The accompanying unaudited pro forma condensed consolidated statements of operations reflect depreciation and amortization estimates which are preliminary, as our identification of the assets and liabilities acquired, and the fair value determinations thereof, for the business combinations with Gavilon Energy and with the OWL Entities have not been completed. The fair value estimates reflected in the accompanying unaudited pro forma condensed consolidated statements of operations are based on the best estimates available at this time. There is no guarantee that the preliminary fair value estimates, and consequently the unaudited pro forma condensed consolidated statements of operations, will not change. To the extent that the final acquisition accounting results in an increased allocation of goodwill recorded, this amount would not be subject to amortization, but would be subject to annual impairment testing. To the extent the final acquisition accounting results in an increase to the preliminary computation of depreciable property, plant and equipment or amortizable intangible assets, the amount would be subject to depreciation or amortization, which would result in a decrease to the estimated pro forma income reflected in the accompanying unaudited pro forma condensed consolidated statements of operations. We expect to complete the final acquisition accounting for the Gavilon Energy combination prior to filing our Form 10-Q for the quarter ending September 30, 2014. We expect to complete the final acquisition accounting for the combination with the OWL Entities prior to filing our Form 10-Q for the quarter ending June 30, 2014.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2013

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 1 of 4)

		High
	Historical	Sierra	Pecos
	NGL	Two Months	Six Months	Pro Forma Adjustments
	Year ended	Ended	Ended	High	Note		Note
	March 31, 2013	May 31, 2012	Sept. 30, 2012	Sierra	2	Pecos	2	To Page 2
REVENUES:
Crude oil logistics	$2,316,288	$419,703	$455,485	$(7,934)	(a)	$(284)	(f)	$3,183,258
Water services	62,227	15,038	—	(3,849)	(a)	—		73,416
Natural gas liquids logistics	1,604,746	114,837	—	9,600	(a)	—		1,729,183
Retail propane	430,273	—	—	—		—		430,273
Gavilon operations	—	—	—	—		—		—
Other	4,233	805	—	—		—		5,038
	4,417,767	550,383	455,485	(2,183)		(284)		5,421,168

COST OF SALES:
Crude oil logistics	2,244,647	403,755	421,930	(7,934)	(a)	(284)	(f)	3,062,114
Water services	5,611	1,149	—	(3,849)	(a)	—		2,911
Natural gas liquids logistics	1,530,459	123,712	—	9,600	(a)	—		1,663,771
Retail propane	258,393	—	—	—		—		258,393
Gavilon operations	—	—	—	—		—		—
	4,039,110	528,616	421,930	(2,183)		(284)		4,987,189

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	222,497	16,913	16,497	(4,738)	(b)	(576)	(g)	250,593
Depreciation and amortization	68,853	3,835	2,345	2,010	(c)	9	(h)	77,052

Operating Income (Loss)	87,307	1,019	14,713	2,728		567		106,334

OTHER INCOME (EXPENSE):
Interest expense	(32,994)	(2,178)	(615)	(712)	(d)	(1,204)	(i)	(37,703)
Loss on early extinguishment of debt	(5,769)	—	—	—		—		(5,769)
Other, net	1,521	150	9	—		—		1,680

Income (Loss) Before Income Taxes	50,065	(1,009)	14,107	2,016		(637)		64,542

INCOME TAX PROVISION	(1,875)	(829)	—	—		—		(2,704)

Income (Loss) from Continuing Operations	48,190	(1,838)	14,107	2,016		(637)		61,838

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(2,917)			(1)	(e)	(13)	(j)	(2,931)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(250)	(34)						(284)

INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO LIMITED PARTNERS	$45,023	$(1,872)	$14,107	$2,015		$(650)		$58,623

Basic and diluted earnings per unit from continuing operations (Note 3) -
Common	$0.96
Subordinated	$0.93

Weighted average units outstanding -
Common	41,353,574
Subordinated	5,919,346

See accompanying notes and continuation on Page 2 of 4.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2013

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 2 of 4)

		Third
		Coast
		Nine Months	Pro Forma Adjustments
		Ended	Third	Note	Equity	Note
	From Page 1	Dec. 31, 2012	Coast	2	Issuances	2	To Page 3
REVENUES:
Crude oil logistics	$3,183,258	$9,281	$—		$—		$3,192,539
Water services	73,416	—	—		—		73,416
Natural gas liquids logistics	1,729,183	—	—		—		1,729,183
Retail propane	430,273	—	—		—		430,273
Gavilon operations	—	—	—		—		—
Other	5,038	—	—		—		5,038
	5,421,168	9,281	—		—		5,430,449

COST OF SALES:
Crude oil logistics	3,062,114	—	—		—		3,062,114
Water services	2,911	—	—		—		2,911
Natural gas liquids logistics	1,663,771	—	—		—		1,663,771
Retail propane	258,393	—	—		—		258,393
Gavilon operations	—	—	—		—		—
	4,987,189	—	—		—		4,987,189

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	250,593	7,940	(257)	(k)	—		258,276
Depreciation and amortization	77,052	731	684	(l)	—		78,467

Operating Income (Loss)	106,334	610	(427)		—		106,517

OTHER INCOME (EXPENSE):
Interest expense	(37,703)	(115)	(717)	(m)	20,742	(n)	(17,793)
Loss on early extinguishment of debt	(5,769)	—	—		—		(5,769)
Other, net	1,680	—	—		—		1,680

Income (Loss) Before Income Taxes	64,542	495	(1,144)		20,742		84,635

INCOME TAX PROVISION	(2,704)	—	—		—		(2,704)

Income (Loss) from Continuing Operations	61,838	495	(1,144)		20,742		81,931

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(2,931)		—		(21)	(o)	(2,952)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(284)	—					(284)

INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO LIMITED PARTNERS	$58,623	$495	$(1,144)		$20,721		$78,695

See accompanying notes and continuation on Page 3 of 4.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2013

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 3 of 4)

						Pro Forma Adjustments
		Historical for the Year Ended December 31, 2012				OWL	Note	To
	From Page 2	OWL LP	Pearsall	Karnes	Lotus	Entities	2	Page 4
REVENUES:
Crude oil logistics	$3,192,539	$—	$—	$—	$—	$—		$3,192,539
Water services	73,416	5,677	9,001	4,659	8,402	—		101,155
Natural gas liquids logistics	1,729,183	—	—	—	—	—		1,729,183
Retail propane	430,273	—	—	—	—	—		430,273
Gavilon operations	—	—	—	—	—	—		—
Other	5,038	—	—	—	—	—		5,038
	5,430,449	5,677	9,001	4,659	8,402	—		5,458,188

COST OF SALES:
Crude oil logistics	3,062,114	—	—	—	—	—		3,062,114
Water services	2,911	—	—	—	—	—		2,911
Natural gas liquids logistics	1,663,771	—	—	—	—	—		1,663,771
Retail propane	258,393	—	—	—	—	—		258,393
Gavilon operations	—	—	—	—	—	—		—
	4,987,189	—	—	—	—	—		4,987,189

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	258,276	2,374	4,137	2,545	7,168	—		274,500
Depreciation and amortization	78,467	269	243	301	409	20,599	(p)	100,288

Operating Income (Loss)	106,517	3,034	4,621	1,813	825	(20,599)		96,211

OTHER INCOME (EXPENSE):
Interest expense	(17,793)	(4,926)	(12)	(18)	(132)	(5,027)	(q)	(27,908)
Loss on early extinguishment of debt	(5,769)	—	—	—	—	—		(5,769)
Other, net	1,680	—	—	—	14	—		1,694

Income (Loss) Before Income Taxes	84,635	(1,892)	4,609	1,795	707	(25,626)		64,228

INCOME TAX PROVISION	(2,704)	(35)	(68)	(27)	(36)	—		(2,870)

Income (Loss) from Continuing Operations	81,931	(1,927)	4,541	1,768	671	(25,626)		61,358

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(2,952)					21	(r)	(2,931)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(284)	(936)				936	(s)	(284)

INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO LIMITED PARTNERS	$78,695	$(2,863)	$4,541	$1,768	$671	$(24,669)		$58,143

See accompanying notes and continuation on Page 4 of 4.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Year Ended March 31, 2013

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 4 of 4)

		Gavalon
		Energy	Pro Forma Adjustments
		Year Ended			Unsecured
		December 31,	Gavalon	Note	Note	Note	NGL
	From Page 3	2012	Energy	2	Issuance	2	Pro Forma
REVENUES:
Crude oil logistics	$3,192,539	$—	$—		$—		$3,192,539
Water services	101,155	—	—		—		101,155
Natural gas liquids logistics	1,729,183	—	—		—		1,729,183
Retail propane	430,273	—	—		—		430,273
Gavilon operations	—	239,800	—		—		239,800
Other	5,038	—	—		—		5,038
	5,458,188	239,800	—		—		5,697,988

COST OF SALES:
Crude oil logistics	3,062,114	—	—		—		3,062,114
Water services	2,911	—	—		—		2,911
Natural gas liquids logistics	1,663,771	—	—		—		1,663,771
Retail propane	258,393	—	—		—		258,393
Gavilon operations	—	193,200	—		—		193,200
	4,987,189	193,200	—		—		5,180,389

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	274,500	99,800	—		—		374,300
Depreciation and amortization	100,288	6,900	6,875	(t)	—		114,063

Operating Income (Loss)	96,211	(60,100)	(6,875)		—		29,236

OTHER INCOME (EXPENSE):
Interest expense	(27,908)	(44,300)	24,934	(u)	(17,988)	(w)	(65,262)
Loss on early extinguishment of debt	(5,769)	—	—		—		(5,769)
Other, net	1,694	—	—		—		1,694

Income (Loss) Before Income Taxes	64,228	(104,400)	18,059		(17,988)		(40,101)

INCOME TAX PROVISION	(2,870)	(200)	—		—		(3,070)

Income (Loss) from Continuing Operations	61,358	(104,600)	18,059		(17,988)		(43,171)

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(2,931)		87	(v)	19	(x)	(2,825)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(284)						(284)

INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO LIMITED PARTNERS	$58,143	$(104,600)	$18,146		$(17,969)		$(46,280)

Pro forma basic and diluted loss per unit from continuing operations (Note 3) -
Common							$(0.58)
Subordinated							$(0.58)

Weighted average units outstanding -
Common							73,407,732
Subordinated							5,919,346

See accompanying notes.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Six Months Ended September 30, 2013

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 1 of 2)

	NGL	OWL LP
	Six Months	Three Months
	Ended	Ended	Pro Forma Adjustments
	September 30,	June 30,	Equity	Note		Note
	2013	2013	Issuances	2	OWL LP	2	To Page 2
REVENUES:
Crude oil logistics	$1,944,802	$—	$—		$—		$1,944,802
Water services	54,703	12,042	—		—		66,745
Natural gas liquids logistics	845,833	—	—		—		845,833
Retail propane	131,597	—	—		—		131,597
Gavilon operations	—	—	—		—		—
Other	2,959	—	—		—		2,959
	2,979,894	12,042	—		—		2,991,936

COST OF SALES:
Crude oil logistics	1,901,354	—	—		—		1,901,354
Water services	4,365	—	—		—		4,365
Natural gas liquids logistics	809,645	—	—		—		809,645
Retail propane	76,562	—	—		—		76,562
Gavilon operations	—	—	—		—		—
	2,791,926	—	—		—		2,791,926

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	137,580	8,082	—		(678)	(A)	144,984
Depreciation and amortization	47,785	696	—		4,759	(B)	53,240

Operating Income (Loss)	2,603	3,264	—		(4,081)		1,786

OTHER INCOME (EXPENSE):
Interest expense	(21,682)	(62)	8,460	(y)	(1,279)	(C)	(14,563)
Other, net	469	—	—		—		469

Income (Loss) Before Income Taxes	(18,610)	3,202	8,460		(5,360)		(12,308)

INCOME TAX (PROVISION) BENEFIT	170	(74)	—		—		96

Income (Loss) from Continuing Operations	(18,440)	3,128	8,460		(5,360)		(12,212)

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(4,139)		(8)	(z)	2	(D)	(4,145)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(134)	(1,033)	—		1,033	(E)	(134)

INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO LIMITED PARTNERS	$(22,713)	$2,095	$8,452		$(4,325)		$(16,491)

Basic and diluted loss per unit from continuing operations (Note 3) -
Common	$(0.37)
Subordinated	$(0.52)

Weighted average units outstanding -
Common	53,336,964
Subordinated	5,919,346

See accompanying notes and continuation on Page 2.

NGL ENERGY PARTNERS LP

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

For the Six Months Ended September 30, 2013

(U.S. Dollars in Thousands, Except Unit and Per Unit Amounts)

(Page 2 of 2)

		Gavilon					NGL
		Energy					Pro Forma
		Six Months	Pro Forma Adjustments				Six Months
		Ended			Unsecured		Ended
		September 30,		Note	Note	Note	September 30,
	From Page 1	2013	Gavilon	2	Issuances	2	2013
REVENUES:
Crude oil logistics	$1,944,802	$—	$—		$—		$1,944,802
Water services	66,745	—	—		—		66,745
Natural gas liquids logistics	845,833	—	—		—		845,833
Retail propane	131,597	—	—		—		131,597
Gavilon operations	—	89,082	—		—		89,082
Other	2,959	—	—		—		2,959
	2,991,936	89,082	—		—		3,081,018

COST OF SALES:
Crude oil logistics	1,901,354	—	—		—		1,901,354
Water services	4,365	—	—		—		4,365
Natural gas liquids logistics	809,645	—	—		—		809,645
Retail propane	76,562	—	—		—		76,562
Gavilon operations	—	97,269	—		—		97,269
	2,791,926	97,269	—		—		2,889,195

OPERATING COSTS AND EXPENSES:
Operating and general and administrative	144,984	19,903	—		—		164,887
Depreciation and amortization	53,240	6,234	653	(F)	—		60,127

Operating Income (Loss)	1,786	(34,324)	(653)		—		(33,191)

OTHER INCOME (EXPENSE):
Interest expense	(14,563)	(16,044)	5,993	(G)	(8,994)	(I)	(33,608)
Other, net	469	—	—		—		469

Income (Loss) Before Income Taxes	(12,308)	(50,368)	5,340		(8,994)		(66,330)

INCOME TAX (PROVISION) BENEFIT	96	1	—		—		97

Income (Loss) from Continuing Operations	(12,212)	(50,367)	5,340		(8,994)		(66,233)

LOSS (INCOME) FROM CONTINUING OPERATIONS ALLOCATED TO GENERAL PARTNER	(4,145)		45	(H)	9	(J)	(4,091)

LOSS (INCOME) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(134)						(134)

INCOME (LOSS) FROM CONTINUING OPERATIONS ALLOCATED TO LIMITED PARTNERS	$(16,491)	$(50,367)	$5,385		$(8,985)		$(70,458)

Basic and diluted loss per unit from continuing operations (Note 3) -
Common							$(0.89)
Subordinated							$(0.89)

Weighted average units outstanding -
Common							73,407,732
Subordinated							5,919,346

See accompanying notes.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

Note 1 — Basis of Presentation

See “— Introduction” for more information regarding the basis of presentation for our unaudited pro forma condensed consolidated statements of operations.

The results of operations of OWL LP for the three months ended June 30, 2013 were compiled by reducing the results for the six months ended June 30, 2013 by the results for the three months ended March 31, 2013. The results of operations for the three months ended March 31, 2013 are not separately included herein. The results of operations of Gavilon Energy for the six months ended September 30, 2013 were compiled by reducing the results of operations for the three months ended March 31, 2013 from the results of operations for the nine months ended September 30, 2013. The results of operations for the three months ended March 31, 2013 are not separately included herein.

Note 2 — Pro Forma Adjustments

Our unaudited pro forma condensed consolidated statements of operations reflect the impact of the following pro forma adjustments:

Pro Forma Statement of Operations for the Year Ended March 31, 2013

High Sierra Combination Transaction Adjustments

(a)         Reflects a reclassification of gains/losses on commodity derivatives recorded by High Sierra from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(b)         Reflects the elimination of expenses incurred by us and by High Sierra in connection with our merger with High Sierra.

(c)          Reflects an increase in historical depreciation and amortization expense of the High Sierra long-lived assets based on the fair value of the assets acquired in the business combination.

(d)         Reflects the addition of pro forma interest expense on Senior Notes issued to finance the $244.2 million of merger consideration that was paid in cash (exclusive of cash acquired), at a rate of 6.65%, net of the elimination of the historical interest expense of High Sierra (exclusive of letter of credit fees). A change in the interest rate of 0.125% would result in a change of approximately $305,000 in pro forma interest expense.

(e)          Represents the general partner’s 0.1% share of the High Sierra income after the effect of the pro forma adjustments.

Pecos Combination Transaction Adjustments

(f)           Reflects a reclassification of losses on commodity derivatives recorded by Pecos from revenues to cost of sales, to be consistent with NGL’s classification of derivative gains/losses.

(g)          Reflects the elimination of expenses incurred by us in connection with our acquisition of Pecos.

(h)         Reflects the increase in depreciation and amortization expense of the Pecos long-lived assets based on the fair value of the assets acquired in the business combination.

(i)             Represents the additional interest expense resulting from the advances of $89.6 million from our acquisition facility to finance the Pecos combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.2%. A change in the interest rate of 0.125% would result in a change of approximately $112,000 in pro forma interest expense for the year ended March 31, 2013.

(j)            Represents the general partner’s 0.1% share of the income of Pecos after the effect of the pro forma adjustments.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations - Continued

Third Coast Combination Transaction Adjustments

(k)         Reflects the elimination of expenses incurred by us in connection with our acquisition of Third Coast.

(l)             Reflects an increase in historical depreciation and amortization expense of the Third Coast long-lived assets based on the fair value of the assets acquired in the business combination.

(m)     Represents the additional interest expense resulting from advances of $35.0 million from our acquisition facility to finance the Third Coast combination at the interest rate in effect on LIBOR option borrowings at September 30, 2012 of 3.2%. A change in the interest rate of 0.125% would result in a change of approximately $44,000 in pro forma interest expense for the year ended March 31, 2013.

Equity Issuance Transaction Adjustments

(n)         Represents a pro forma reduction to interest expense related to the repayment of debt upon completion of the following equity issuances:

•                  Our sale of common units in July 2013 in a public offering for net proceeds of approximately $287.5 million;

•                  Our sale of common units in September 2013 in a public offering for net proceeds of approximately $127.7 million; and

•                  Our sale of common units in December 2013 in a private placement for net proceeds of approximately $235.1 million.

The pro forma adjustment to interest expense was calculated using the rate of 3.2% that was in effect for LIBOR rate borrowings at September 30, 2013. A change in the assumed interest rate of 0.125% would result in a change of $0.8 million to pro forma interest expense for the year ended March 31, 2013..

(o)         Reflects the general partner’s interest in the pro forma reduction to interest expense related to the equity issuances.

OWL Entities Combination Transaction Adjustments

(p)         Reflects an increase in the historical depreciation and amortization expense of the OWL Entities’ long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 15%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $150,000 to pro forma depreciation and amortization expense for the year ended March 31, 2013. The estimated fair value of the depreciable property, plant and equipment and amortizable intangible assets acquired in the business combination is summarized below (in thousands):

Property, plant and equipment:
Land	$710
Water treatment facilities andd equipment (3 - 30 years)	24,495
Vehicles (5 - 10 years)	8,254
Buildings and leasehold improvements (7 - 30 years)	740
Other (3 - 5 years)	264
Intangible assets:
Customer relationships (6 years)	110,000

(q)         Represents the additional interest expense resulting from advances of $167.7 million from our revolving credit facility to finance the OWL Entities combination at the interest rate in effect on LIBOR option borrowings of 3.2% at June 30, 2013. A change in the interest rate of 0.125% would result in a change of approximately $0.2 million in pro forma interest expense for the year ended March 31, 2013.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations - Continued

(r)            Represents the general partner’s 0.1% share of the loss of the OWL Entities after the effect of pro forma adjustments.

(s)           Represents the elimination of the noncontrolling interest recorded by OWL LP, due to the fact that we acquired all of the ownership interests in the OWL Entities.

Gavilon Energy Combination Transaction Adjustments

(t)            Reflects an increase in the historical depreciation and amortization expense of the Gavilon Energy long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 6%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $59,000 to pro forma depreciation and amortization expense for the year ended March 31, 2013. The estimated fair value of the depreciable property, plant and equipment and amortizable intangible assets acquired in the business combination is summarized below (in thousands):

Property, plant and equipment:
Crude oil tanks and related equipment (5 – 40 years)	$106,855
Information technology equipment (3 – 7 years)	7,939
Buildings and leasehold improvements (3 – 40 years)	190
Other (3 – 7 years)	7,385
Intangible assets:
Customer relationships (10 – 20 years)	104,000

(u)         Represents the reduction of Gavilon Energy’s historical interest expense (exclusive of letter of credit fees) to the pro forma interest expense resulting from advances of $832.4 million from our revolving credit facility to finance the Gavilon combination at the 1.9% interest rate in effect on LIBOR option borrowings at December 31, 2013. A change in the assumed interest rate of 0.125% would result in a change of approximately $1.0 million in pro forma interest expense for the year ended March 31, 2013.

(v)         Represents the general partner’s 0.1% share of the loss of Gavilon after the effect of the pro forma adjustments.

Unsecured Note Issuance Transaction Adjustments

(w)       Represents a pro forma increase to interest expense related to the November 2013 issuance of 6.875% senior unsecured notes. The pro forma adjustment also reflects a reduction to interest expense related to the use of proceeds from the note issuance to repay debt under our revolving credit facility, calculated using the 3.2% rate in effect on LIBOR rate borrowings at September 30, 2013. A change in the assumed interest rate of 0.125% would result in a change of $0.6 million to pro forma interest expense for the year ended March 31, 2013.

(x)         Reflects the general partner’s interest in the pro forma increase to interest expense related to the November 2013 issuance of senior unsecured notes.

Pro Forma Statement of Operations for the Six Months Ended September 30, 2013

Equity Issuance Transaction Adjustments

(y)         Represents a pro forma reduction to interest expense related to the repayment of debt upon completion of the following equity issuances:

•                  Our sale of common units in July 2013 in a public offering for net proceeds of approximately $287.5 million;

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations - Continued

•                  Our sale of common units in September 2013 in a public offering for net proceeds of approximately $127.7 million; and

•                  Our sale of common units in December 2013 in a private placement for net proceeds of approximately $235.1 million.

The pro forma adjustment to interest expense was calculated using the rate of 3.2% that was in effect for LIBOR rate borrowings at September 30, 2013. A change in the assumed interest rate of 0.125% would result in a change of $0.4 million to pro forma interest expense for the six months ended September 30, 2013.

(z)          Reflects the general partner’s interest in the pro forma reduction to interest expense related to the repayment of debt upon completion of the equity issuances.

OWL Entities Combination Transaction Adjustments

(A)       Reflects the elimination of expenses incurred by us in connection with our acquisition of the OWL Entities.

(B)       Reflects an increase in the historical depreciation and amortization expense of the OWL Entities’ long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 15%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $75,000 to pro forma depreciation and amortization expense for the six months ended September 30, 2013. The estimated fair value of the depreciable property, plant and equipment and amortizable intangible assets acquired in the business combination is summarized below (in thousands):

Property, plant and equipment:
Land	$710
Water treatment facilities and equipment (3 - 30 years)	24,495
Vehicles (5 - 10 years)	8,254
Buildings and leasehold improvements (7 - 30 years)	740
Other (10 years)	264
Intangible assets:
Customer relationships (6 years)	110,000

(C)       Represents the additional interest expense resulting from advances of $167.7 million from our revolving credit facility to finance the OWL Entities combination at the interest rate in effect on LIBOR option borrowings of 3.2% at June 30, 2013. A change in the interest rate of 0.125% would result in a change of approximately $0.1 million in pro forma interest expense for the six months ended September 30, 2013.

(D)       Reflects the general partner’s 0.1% share of the loss of the OWL Entities after the effect of the pro forma adjustments.

(E)        Represents the elimination of the noncontrolling interest recorded by OWL LP, due to the fact that we acquired all of the ownership interests in the OWL Entities.

Gavilon Energy Combination Transaction Adjustments

(F)         Reflects an increase in the historical depreciation and amortization expense of the Gavilon Energy long-lived assets based on the estimated fair value of the assets acquired in the business combination. The pro forma average annual depreciation and amortization rate based on the estimated fair value and useful lives of the depreciable and amortizable long-lived assets is 6%. An increase in the current estimated fair value of the depreciable and amortizable long-lived assets of $1 million would result in an increase of approximately $30,000 to pro forma depreciation and amortization expense for the six months ended September 30, 2013. The estimated fair value

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations - Continued

of the depreciable property, plant and equipment and amortizable intangible assets acquired in the business combination is summarized below (in thousands):

Property, plant and equipment:
Crude oil tanks and related equipment (5 – 40 years)	$106,855
Information technology equipment (3 – 7 years)	7,939
Buildings and leasehold improvements (3 – 40 years)	190
Other (3 – 7 years)	7,385
Intangible assets:
Customer relationships (10 – 20 years)	104,000

(G)       Represents the reduction of Gavilon Energy’s historical interest expense (exclusive of letter of credit fees) to the pro forma interest expense resulting from advances of $832.4 million from our revolving credit facility to finance the Gavilon Energy combination at the 1.9% interest rate in effect on LIBOR option borrowings at December 31, 2013. A change in the assumed interest rate of 0.125% would result in a change of approximately $0.5 million in pro forma interest expense for the year ended March 31, 2013.

(H)      Represents the general partner’s 0.1% share of the income of Gavilon Energy after the effect of the pro forma adjustments.

Unsecured Note Issuance Transaction Adjustments

(I)           Represents a pro forma increase to interest expense related to the November 2013 issuance of 6.875% senior unsecured notes. The pro forma adjustment also reflects a reduction to interest expense related to the use of proceeds from the note issuance to repay debt under our revolving credit facility, calculated using the 3.2% rate in effect on LIBOR rate borrowings at September 30, 2013. A change in the assumed interest rate of 0.125% would result in a change of $0.3 million to pro forma interest expense.

(J)           Reflects the general partner’s interest in the pro forma increase to interest expense related to the November 2013 issuance of senior unsecured notes.

Note 3 — Pro Forma Earnings per Unit from Continuing Operations

Our income for financial statement presentation purposes is allocated to our general partner and limited partners in accordance with their respective ownership interests, and in accordance with our partnership agreement after giving effect to priority income allocations for incentive distributions to our general partner, the holders of the incentive distribution rights pursuant to our partnership agreement, which are declared and paid following the close of each quarter. These incentive distributions result in less income allocable to the common and subordinated unitholders.

For purposes of computing pro forma basic and diluted income per common and subordinated unit, we have used the actual incentive distributions paid to the general partner during the periods presented. Any earnings in excess of distributions are allocated to our general partner and limited partners based on their respective ownership interests.

The pro forma earnings per unit have been computed based on earnings or losses allocated to the limited partners after deducting the total earnings allocated to the general partner. The pro forma weighted-average units outstanding in the table below represent the number of units outstanding immediately following the sale of common units in December 2013, which includes units issued in the business combinations and the equity offerings described in the introduction to these unaudited condensed consolidated pro forma financial statements, and also includes 750,000 common units issued in a business combination in May 2012, 100,676 common units issued in a business combination in July 2012, 516,978 units issued in a business combination during October 2012, 175,211 units issued in a business combination in July 2013, 222,381 units issued in a business combination in September 2013, and restricted units issued pursuant to incentive compensation programs that have vested. For the pro forma earnings per unit computation, we have assumed that all units outstanding immediately following the issuance of common units in a private placement in December 2013 were outstanding during the entire year ended March 31, 2013 and the six months ended September 30, 2013. The pro forma basic and diluted earnings per unit are equal, as there were no dilutive units during the year ended March 31, 2013 or the six months ended September 30, 2013.

NGL ENERGY PARTNERS LP

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations - Continued

Earnings (loss) from continuing operations per unit are computed as follows (dollars in thousands, except unit and per unit information):

	Year Ended		Six Months Ended
	March 31, 2013		September 30, 2013
		Pro		Pro
	Historical	Forma	Historical	Forma

Income (loss) from continuing operations attributable to parent equity	$47,940	$(43,455)	$(18,574)	$(66,367)

General partner share of income from continuing operations	(2,917)	(2,825)	(4,139)	(4,091)

Income (loss) from continuing operations allocated to limited partners —	$45,023	$(46,280)	$(22,713)	$(70,458)
Common unitholders	$39,517	$(42,827)	$(19,637)	$(65,200)
Subordinated unitholders	$5,506	$(3,453)	$(3,076)	$(5,258)

Basic and diluted earnings (loss) per unit from continuing operations —
Common unitholders	$0.96	$(0.58)	$(0.37)	$(0.89)
Subordinated unitholders	$0.93	$(0.58)	$(0.52)	$(0.89)

Weighted average units outstanding —
Common	41,353,574	73,407,732	47,703,313	73,407,732
Subordinated	5,919,346	5,919,346	5,919,346	5,919,346

Note 4 — Interest Expense

Interest expense of OWL LP in the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2013 includes $4.8 million of expense related to the retirement of a liability associated with a business combination. This non-recurring expense is not excluded from pro forma income as it does not result directly from our combination with OWL.

Note 5 — Other Information

As described in Note 1, the pro forma statement of operations for the year ended March 31, 2013 includes the results of operations of Gavilon Energy for its fiscal year ended December 31, 2012. The results of operations of Gavilon Energy for the three months ended March 31, 2013 are not included in either of the accompanying pro forma statements of operations. During the three months ended March 31, 2013, Gavilon Energy generated $51.2 million of operating income from continuing operations and $39.7 million of income from continuing operations. This included $29.3 million of income recorded in January 2013 for a biodiesel blending tax credit that was recognized upon the enactment of a tax rule change.

Gavilon Energy historically conducted trading operations, whereas NGL operates as a logistics business. Gavilon Energy’s historical results of operations were subject to more volatility as a result of the trading operations than we would expect future results of operations to have under NGL’s business model. In the accompanying pro forma condensed consolidated statements of operations, no pro forma effect was given to the change in business model from a trading business to a logistics business.